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                                                                   EXHIBIT 10.40

                          MUIR MANAGEMENT GROUP, INC.
                              ENGAGEMENT AGREEMENT
                           AGREEMENT NUMBER M004-001



       MUIR Management Group, Inc., 491B Carlisle Dr., Herndon, VA., 22070, (MMG), is entering into this Agreement with the following organization or individual ("Customer") for performance of the work described below:


CUSTOMER:  XXsys Technologies, Inc.               CUSTOMER ID NO.: M004
Address:   4619 Viewridge Avenue                  Purchase Order No.:
           San Diego, CA 92123                    Purchase Order Date:

Services:
Deliverables: PROVIDE MANAGEMENT CONSULTING SERVICES TO ASSIST XXsys IN IMPROVING THE BOTTOM LINE PROFITABILITY. SEE ATTACHED PROPOSAL DATED 5/8/98 and 7/20/98.

Performance Schedule: EFFORT TO COMMENCE ON OR ABOUT JULY 6, 1998 AND CONTINUE UNTIL XXsys DETERMINES THAT MMG SERVICES ARE NO LONGER REQUIRED. XXsys WILL PROVIDE MMG WITH A 30 DAY NOTICE OF TERMINATION.

MUIR Management Fees: SEE "PROJECTED COSTS" SECTION IN ATTACHED PROPOSAL DATED July 20, 1998

================================================================================

Representatives:
Muir Management Group Administrator:
Name:    JOSEPH NeSMITH                    Name:    Dr. GLORIA MA
Address: 491-B CARLISLE DRIVE              Address: 4619 VIEWRIDGE AVENUE
         HERNDON, VA 20170                          SAN DIEGO, CA 92123

Phone:  703-478-3331                       Phone:   619-974-8200
Fax:    703-478-3332                       Fax:     619-974-8208

Customer Technical Contact:                SPECIAL NOTES:
Name:
Address:

Customer Billing Contact:
Location of Work:   VARIOUS
Additional Customer Obligations:
                                   --------------------------

================================================================================

For Muir Management Group:                 For Customer:

Signature:     [SIG]                       Signature:    [SIG]
Name:                                      Name:
Title:                                     Title:
Date:       July 6, 1998                   Date:      July 6, 1998

EXECUTION PROCEDURE: Customer signs both copies and returns them to Muir Management Group. Muir Management Group signs both copies and returns one fully signed copy to Customer. This Agreement becomes effective upon execution by Customer and acceptance and execution by Muir Management Group at Muir Management Group's home offices. BY SIGNING THIS AGREEMENT, CUSTOMER AGREES TO ALL OF THE TERMS AND CONDITIONS SET FORTH HEREIN, INCLUDING THE WARRANTY EXCLUSIONS AND LIMITATIONS ON LIABILITY CONTAINED ON THE REVERSE SIDE HEREOF.

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                          MUIR MANAGEMENT GROUP, INC.

                              TERMS AND CONDITIONS

1. MMG FEES. Customer shall pay MMG the fee identified ("MMG Fees") within thirty (30) days of invoicing. Customer also agrees to pay the reasonable travel expenses of MMG's personnel in the course of MMG's performance hereunder. MMG, in incurring any such expenses, shall conform to XXsys's then-current standard travel policies for employee travel expenses. Payments due and unpaid shall, upon written notice to Customer by MMG, bear interest from the date payment is due at the lesser of the maximum rate permitted by law or one and one-half percent (1-1/2%) per month.

2. CUSTOMER OBLIGATIONS. It is understood that MMG may be required to perform Services based, in part, on materials, information, equipment, facilities and/or services furnished by Customer, agents of Customer or other contractors for Customer, and MMG shall be entitled to rely on the accuracy and completeness of such information and materials and to assume that all equipment and facilities shall be in good working order and that all services provided by Customer shall be provided in a timely and professional manner. Additional duties of Customer shall be set forth in the Additional Obligations of Customer Section on the reverse side hereof. When MMG performs any services at Customer's facility, Customer shall supply sufficient work space, terminals, materials and related resources which may be needed by MMG for timely performance of the Project.

3. PERFORMANCE OF MMG. The Deliverables of MMG shall be upon delivery in substantial conformance with any applicable specifications set forth or referenced on the reverse side hereof. CUSTOMER UNDERSTANDS AND ACKNOWLEDGES THAT MMG DOES NOT AND CANNOT WARRANT THAT THE DELIVERABLES ARE FREE OF ALL DEFECTS OR ERRORS. Customer shall have ten (10) days after delivery of the Deliverables, or portion thereof, to review the Deliverables and determine whether or not such are in substantial conformance with any specifications set forth or referenced on the reverse side hereof. Failure to notify MMG in writing within the ten (10) day period shall be deemed to be acceptance hereunder. Customer agrees that MMG shall have satisfied its warranty obligation upon Customer acceptance of the Deliverables. If any portion of the Deliverables supplied by MMG hereunder fails to comply with the foregoing warranty and MMG is so notified in writing within the ten (10) day acceptance period, MMG shall correctly perform such portion of the Deliverables at MMG's own expense. Should MMG fail to so cure the performance within a reasonable period of time or should MMG determine that the Deliverables cannot be corrected with a commercially reasonable effort, MMG shall refund the amount of the MMG Fees as relate to such portion of the Deliverables not satisfactorily completed.

4. INFRINGEMENT. MMG warrants, except as to material or information incorporated into the Deliverables that Customer, its agents or other contractors have supplied to MMG, that the Deliverables will not infringe on the copyright, patent or trade secret of any third party. If any portion of the Deliverables supplied hereunder fails to comply with the warranty against infringement, MMG hereby agrees to indemnify, protect, defend, and hold Customer harmless from all claims, suits, actions, and judgments which may be sustained by Customer as a result of such failure; provided, however, that (i) Customer gives prompt written notice to any suit to MMG, and (ii) MMG shall have sole control of the defense of any action or claim and all negotiations for settlement or compromise thereof. Customer may elect to participate in any such action with an attorney of its own choice and at its own expense. In the event Customer is precluded by a court of competent jurisdiction from using any Deliverables as a result of such an infringement, MMG may, in its sole and absolute discretion, (i) obtain the right to use the Deliverables for the Customer, or (ii) replace or modify the Deliverables so that they no longer infringe or (ii) if neither (i) nor (ii) above is commercially reasonable, in MMG's sole and absolute discretion, then MMG may terminate this Agreement with a pro-rata refund of the MMG Fees paid by Customer based on a useful life of five
(5) years for the Deliverables. If Customer does not notify MMG, as required herein, Customer's rights under this Section shall terminate.

5. LIMITATIONS. THE FOREGOING REMEDIES AND WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REMEDIES AND WARRANTIES, INCLUDING BUT NOT LIMITED TO ANY IMPLIED OR OTHER WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. MMG SHALL NOT BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR CORPORATION FOR ANY LOSS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF TIME, MONEY, DATA OR GOODWILL, OR ANY OTHER CLAIM OR DEMAND BY OR AGAINST CUSTOMER WHICH MAY ARISE OUT OF THE FURNISHING, PERFORMANCE OR USE OF ANY ITEM OF SERVICE PROVIDED FOR UNDER THIS AGREEMENT.

6. CONFIDENTIAL INFORMATION. "Confidential Information" shall mean information or material proprietary to either MMG or Customer and provided by one party hereunder to the other, provided that such is designated in writing as confidential or proprietary. Any information relating directly or indirectly to any software product of MMG and any Deliverables delivered hereunder shall be confidential and proprietary to MMG and written notice of its confidential nature shall not be required. "Owner" means the party delivering Confidential Information to the other. "Recipient" means the party receiving Confidential Information. Recipient shall use reasonable efforts not to disclose or otherwise make available any part of the Confidential Information to any other person or entity. Recipient agrees to use all Confidential Information solely for the purpose of performing its obligations contemplated hereunder, or as otherwise expressly permitted under this Agreement. Unless otherwise expressly contemplated under this Agreement, Recipient shall not incorporate any portion of the Confidential Information into any other work or product, and shall not have any proprietary interest in any of the Confidential Information as a result of Recipient's access to such by virtue of this Agreement. Recipient's obligation to maintain the confidentially or Confidential Information shall not apply where such: (i) was already in Recipient's possession prior to disclosure by Owner, and such was received by Recipient without obligation of confidence;
(ii) is independently developed by Recipient; (iii) is or becomes publicly available without breach of this Agreement; (iv) is rightfully received by Recipient from a third party without obligation of confidence; or (v) is released in accordance with a valid order of a court or governmental agency.

7. CHANGES. Customer and MMG may, at any time, upon mutual agreement, execute a written document ("Change Order") providing for changes in the Scope of Work, in any one or more of the following: (i) tasks or sub-tasks to be performed;
(ii) time or place of deliver, and (iii) period of performance. If any such change causes an increase in the cost of, or the time required for, the performance of Services, such Change Order shall include an equitable adjustment in the MMG Fees or Schedule of Performance, or both. In no event shall MMG be responsible or obligated to perform any change unless the parties have agreed upon an increase in the Project Fees and revision in the Performance Schedule in the event MMG determines such is necessary.

8. DELAYS AND EXTENSIONS OF TIME. If MMG is delayed at any time in the progress of the Services by any act or neglect of Customer, or by any employee of Customer, or by any separate contractor or agent employed by Customer, or changes ordered in the Scope of Work, or by labor disputes, fire, unusual delay in transportation, adverse weather conditions not reasonably anticipated, unavoidable casualties, or any causes beyond MMG's control, or by any other cause which justifies the delay, then the performance Schedule, upon request by MMG, shall be extended by Change Order for such reasonable time as MMG and customer mutually may determine to be necessary. MMG shall provide an estimate of the probable effect of such delay on the progress of the Services. If no agreement is made stating the reasonable effects of the delay, then MMG shall unilaterally determine the effect of the delay upon MMG's Performance Schedule and the MMG Fees, which unilateral determination shall be binding upon Customer, provided that such is supported by proper documentation. There shall be no adjustment to the Project Fees unless the delay is caused by Customer, an employee of Customer or an agent or other contractor of Customer. In the case of a continuing Customer delay in excess of thirty (30) days after written notice from MMG, or in the case of persistent Customer delays which continue to persist after written notice from MMG, MMG may terminate its Services and shall be entitled to all MMG Fees for Services performed prior to termination and all extra expenses caused by the delay(s), as well as MMG's anticipated profit for Services not performed.

9. MISCELLANEOUS. The parties are independent contractors with respect to the services contemplated hereunder. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Customer and MMG. However, neither Customer nor MMG shall have the right to assign this Agrement or any obligations or responsibilities hereunder without the prior written consent of the other party. The terms, conditions, representation, and warranties contained in this Agreement shall survive the termination or expiration of the time for completion of Services, delivery of any Deliverables and the time for meeting any final payment of Project Fees. No amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by both parties hereto. The failure of either party at any time to demand strict performance by the other party of any of the terms, covenants or conditions set forth herein shall not be construed as a continuing waiver or relinquishment of any such term, covenant or condition, and either party may at any time subsequent demand strict and complete performance by the other party of said term, covenant or condition. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect to the extent that such does not operate to create an absurdity. This Agreement constitutes the entire agreement between Customer and MMG concerning the subject matter governed by this Agreement. This Agreement shall be construed in accordance with the plain meaning of the language employed herein, and it shall not be construed either for or against the drafting party. The headings used herein are for the sole sake of convenience and shall not be used to interpret, limit or add to the language of any section contained herein. Any notice, to be effective hereunder, shall be made in writing and sent to the address of the appropriate party first appearing herein, unless such party shall have notified the other party, in accordance with the provisions of this Section, of a new mailing address. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                    Muir Management Group, Inc. Proprietary
                                  Form TS0696
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TO:      XXsys Board of Directors

FROM:    MUIR Management Group

DATE:    September 16, 1998

SUBJECT: Addendum to MUIR Agreement

This addendum memorializes the ratified actions for MUIR Management Group made by the XXsys Board of Directors at the Board meeting held on Monday September 14, 1998.

The following actions were agreed to:

 1. MUIR (Tom and Joe) will take full time responsibility for the finance, administration and operational aspects of the company as Tom -- COO and Joe -- CFO. Both of these positions will be on an interim basis until the Company is back on its feet and can attract replacements for both positions. They will report to the Board of Directors. Both Tom Shea and Joe NeSmith will be covered by D&O Insurance that will be paid in advance to ensure coverage.

 2. All XXsys personnel with the exception of Dr. Ma and her administrative assistant will report to MUIR.

 3. MUIR will continue fulfilling its existing agreement and tasks (over & above this new responsibility) with some overlap in performance.

 4. MUIR will make personnel adjustments as necessary in the XXsys team. Any action taken regarding the employment of the current management team will require board concurrence.

 5.  MUIR will adjust XXsys personnel functional responsibilities as necessary.

 6.  John Rosicky will report to MUIR.

 7. MUIR will keep the Board appraised at least monthly through a written progress report.

 8. Joe & Tom will be granted signature authority consistent with current XXsys guidelines and will be responsible for authorizing all external agreements and alliances.

 9. MUIR will take whatever other actions are required to ensure XXsys operates as a cost conscious, focused business operation.

10. The existing agreement remains in force. A separate addendum to that agreement will be executed to add these additional responsibilities.

11. MUIR will provide one full time equivalent (FTE) in either Tom or Joe's time, as needed, to fulfill the new responsibilities for 818,000 monthly paid bi-monthly with the same priority and at the same time as XXsys internal salaries. MUIR will be responsible for its own taxes, benefits, etc.

12. Additionally, MUIR will be granted 50,000 shares of XXsys free trading stock in lieu of a cash bonus for accepting this additional assignment.

13. Expenses associated with the new assignment are paid in the same manner as those under the existing agreement.

                                                                           [SIG]

                          MUIR Management Group, Inc.
                              COMPANY CONFIDENTIAL

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14.  Activities above the FTE are compensated according to the original agreement.

15. The Board of Directors has granted Wally Geer with the authority to review and approve this addendum to the MUIR Agreement.

Therefore in addition to the supporting items shown above, the addendum to the existing MUIR Management Agreement, M004-001 will be as follows:

Muir will provide one full time equivalent (FTE) in either Tom or Joe's time, as needed, to fulfill the new responsibilities for the sum of $18,000 monthly paid bi-monthly with the same priority and at the same time as XXsys internal salaries. MUIR will be responsible for its own taxes, benefit, etc. Additionally, MUIR will be granted 50,000 shares of XXsys free trading stock in lieu of a cash bonus for accepting the additional assignment.
XXsys agrees to cover the members of the XXsys Board of Directors and both Tom Shea and Joe NeSmith by prepaid D&O insurance payable in advance to ensure sufficient coverage.


XXsys Technologies, Inc.                MUIR Management Group, Inc.

/s/ WALTER GEER                         /s/ TOM J. SHEA
-------------------------------         --------------------------------
XXsys Board of Director                 MUIR Management Group


         Walter Geer                              Tom J. Shea
-------------------------------         --------------------------------
            Name                                      Name

          Director                              Managing Partner
-------------------------------         --------------------------------


     September 15, 1998                             9/15/98
-------------------------------         --------------------------------
            Date                                      Date


                           MUIR Management Group, Inc.
                              COMPANY CONFIDENTIAL
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